UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020

WISDOMTREE CONTINUOUS COMMODITY

INDEX FUND

(Registrant)

(Exact name of registrant as specified in its charter)

WISDOMTREE CONTINUOUS COMMODITY

INDEX MASTER FUND

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware	26-0151234 (Registrant)
(State or other jurisdiction of incorporation)	26-0151301 (Co-Registrant) (IRS Employer Identification Number)

c/o WisdomTree Commodity Services, LLC 245 Park Avenue 35th Floor New York, NY (Address of Principal Executive Offices)	10167 (Zip Code)

001-33908 001-33909 (Commission File Number)

1-866-909-9473 (Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Shares	GCC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended.  ☐

Item 8.01	Other Events.

WisdomTree Continuous Commodity Index Fund (the “Fund”) has filed a prospectus supplement dated July 21, 2020 (the “Prospectus Supplement”) to its prospectus dated October 25, 2019 relating to a continuous offering of 61,000,000 shares representing units of fractional undivided beneficial interest in and ownership of the Fund. The Prospectus Supplement, which relates to a proposed reorganization of the Fund, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Prospectus Supplement dated July 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

By: WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Jeremy Schwartz
Name: Jeremy Schwartz
Title: President and Chief Executive Officer

WISDOMTREE CONTINUOUS COMMODITY INDEX MASTER FUND

By: WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Jeremy Schwartz
Name: Jeremy Schwartz
Title: President and Chief Executive Officer

Date: July 21, 2020